UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
  ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2017

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

FormFactor, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2017 at its corporate headquarters at 7005 Southfront Road, Livermore, California 94551. At the meeting, the Company’s stockholders voted on the following five (5) proposals and cast their votes as follows:

Proposal 1: Election of three Class II directors to the Company’s Board of Directors, each to serve until his successor has been elected and qualified or until his earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Raymond A. Link	58,778,648	622,452	5,076	8,251,832
Michael D. Slessor	58,779,864	621,346	4,966	8,251,832
Thomas St. Dennis	57,686,194	1,715,065	4,916	8,251,833

Each director nominee was elected a director of the Company.

Proposal 2:  Non-binding advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
58,617,787	714,012	74,376	8,251,833

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting:

Proposal 3: Non-Binding Advisory Vote on the Frequency of Stockholder Advisory Votes on Executive Compensation.

Every 1 Year	Every 2 Year	Every 3 Year	Abstain	Broker Non-Vote
49,993,400	28,061	9,309,992	74,723	8,251,832

On an advisory basis, the Company’s stockholders indicated their preference for the advisory vote on executive compensation to be held annually. In response to the voting results and other factors, the Company’s Board of Directors determined that the Company will hold an advisory vote on the named executive officer compensation every year. The Company will continue to hold advisory votes on named executive officer compensation every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide stockholders at least once every six calendar years the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 4: Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

For	Against	Abstain
67,528,196	56,071	73,741

This proposal was approved.

Proposal 5: Amendment and restatement of the 2012 Equity Incentive Plan to increase the number of shares reserved for issuance by 6,000,000 shares:

For	Against	Abstain	Broker Non-Vote
53,140,093	6,236,819	29,263	8,251,833

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 31, 2017	By:	/s/ Jason Cohen
			Name:	Jason Cohen
			Title:	Vice President, General Counsel and Secretary

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